                                                                    EXHIBIT 99.2

Transit Group, Inc.
Pro forma unaudited combined condensed balance sheet
As of June 30, 1999

                                  Transit           R&M              MDR
                                Group, Inc.     Enterprises        Cartage           Bestway        Unaudited          Unaudited
                               June 30, 1999   June 30, 1999    June 30, 1999     June 30, 1999     Pro forma          Pro forma
                                As reported     As reported      As reported       As reported     Adjustments          Combined

Current assets                  $ 51,128,000    $ 2,065,599      $ 4,255,697        $10,003,152        19,126 (a)    $  63,518,244
                                                                                                     (819,588)(l)
                                                                                                   (2,876,373)(m)
                                                                                                     (257,369)(l)
Property, equipment and
  capitalized leases              62,986,000     10,960,022       14,265,836         32,419,525     3,804,213 (b)      124,435,596
Goodwill                          55,226,000                                                       21,297,804 (c)       76,523,804
Other assets                         206,000                                             38,333                            244,333
                                ------------    -----------      -----------        -----------    ----------        -------------
     Total assets               $169,546,000    $13,025,621      $18,521,533        $42,461,010    21,167,813        $ 264,721,977
                                ============    ===========      ===========        ===========    ==========        =============

Current liabilities             $ 37,725,000    $ 3,236,138      $ 7,147,267        $16,445,677                      $  64,554,082
                                ------------    -----------      -----------        -----------                      -------------
Deferred tax liability -
   non-current                                                     3,069,676            623,448     7,701,687 (a)       11,394,811
                                ------------    -----------      -----------        -----------    ----------        -------------
Long term debt                    44,382,000      4,872,929        3,916,003         20,716,613    10,300,000 (d)       80,491,584
                                ------------    -----------      -----------        -----------      (819,588)(l)    -------------
                                                                                                   (2,876,373)(m)
Stockholders' equity
   Redeemable common
    stock                          3,675,000                                                                             3,675,000
   Redeemable preferred
    stock                         24,912,000                                                                            24,912,000
   Preferred stock                         -                                                                                     -
   Partnership interest                                                                   1,000        (1,000)                   -
   Common stock                      250,000          2,000            7,281              4,000        38,794 (e)          302,075
   Note receivable
    secured by stock                (756,000)                                                                             (756,000)
   Treasury stock                                                   (274,323)                         274,323 (e)                -
   Additional paid-in
    capital                       76,868,000        300,000                                        20,490,425 (e)       97,658,425
   Accumulated (deficit)
    earnings                     (17,510,000)     4,614,554        4,655,629          4,670,272   (13,940,455)(e)      (17,510,000)
                                ------------    -----------      -----------        -----------   -----------        -------------
     Total shareholders'
      equity                      87,439,000      4,916,554        4,388,587          4,675,272     6,862,087          108,281,500
                                ------------    -----------      -----------        -----------   -----------        -------------
     Total liabilities
       and stockholders'
       equity                   $169,546,000    $13,025,621      $18,521,533        $42,461,010    21,167,813        $ 264,721,977
                                ============    ===========      ===========        ===========    ==========        =============

Transit Group, Inc.
Pro forma unaudited combined statement of income
For the six months ended June 30, 1999

                                        Transit           R&M             MDR
                                      Group, Inc.     Enterprises       Cartage          Bestway       Unaudited      Unaudited
                                     June 30, 1999   June 30, 1999   June 30, 1999    June 30, 1999    Pro forma      Pro forma
                                      As reported     As reported     As reported      As reported    Adjustments     Combined
Operating revenues                    $140,011,000     $10,647,805     $12,552,986      $21,592,355                   $184,804,146
                                      ------------     -----------     -----------      -----------                   ------------

Operating expenses
  Purchased transportation              52,433,000       4,982,138                        1,190,919                     58,606,057
  Salaries, wages and benefits          34,756,000       2,023,605       4,365,623        9,535,812        21,000 (k)   50,702,040
  Fuel                                  11,194,000       1,011,378       1,765,844        3,087,186                     17,058,408
  Operating supplies and expenses       14,460,000         886,472       2,689,174        2,161,405                     20,197,051
  Lease expense - revenue equipment      1,785,000                       1,054,091                                       2,839,091
  Insurance                              8,611,000         463,600         356,838          506,749                      9,938,187
  Depreciation and amortization
   expense                               5,145,000         696,593       2,121,183        3,046,106       329,232 (f)   11,592,041
                                                                                                          253,927 (g)
  General and administrative expense     3,968,000         222,822          68,702          246,133                      4,505,657
                                      ------------     -----------     -----------      -----------                   ------------
          Total operating expenses     132,352,000      10,286,608      12,421,455       19,774,310                    175,438,532
                                      ------------     -----------     -----------      -----------                   ------------

  Operating income                       7,659,000         361,197         131,531        1,818,045                      9,365,614

Other (income) expense                                                                      128,697      (677,288)(l)     (473,679)
                                                                                                           74,912 (m)
Interest expense                         2,519,000         115,701         291,079        1,321,481       412,000 (h)    4,459,495
                                                                                                         (199,766)(m)
                                      ------------     -----------     -----------      -----------                   ------------
     Income before taxes                 5,140,000         245,496        (159,548)         367,867                      5,379,798

     Income tax expense (benefit)        2,605,000               -         (45,171)         (16,823)      484,676 (i)    3,027,682
                                      ------------     -----------     -----------      -----------                   ------------
          Net income                     2,535,000         245,496        (114,377)         384,690                      2,352,116

Preferred stock dividends                  296,000                                                                         296,000
                                      ------------     -----------     -----------      -----------                   ------------

Income available to common
 shareholders                         $  2,239,000     $   245,496     $  (114,377)     $   384,690                   $  2,056,116
                                      ============     ===========     ===========      ===========                   ============

Earnings per share - basic            $       0.09                                                                    $       0.07
                                      ============                                                                    ============

Earnings per share - diluted          $       0.09                                                                    $       0.07
                                      ============                                                                    ============

Weighted average shares
 outstanding - basic                    25,240,163                                                      5,207,501 (j)   30,447,664
                                      ============                                                                    ============

Weighted average shares
 outstanding - diluted                  26,150,369                                                      5,207,501 (j)   31,357,870
                                      ============                                                                    ============

Transit Group, Inc.
Pro forma unaudited combined statement of income
For the year ended December 31, 1998

                                         Transit           R&M             MDR
                                        Group, Inc.    Enterprises       Cartage        Bestway
                                       December 31,    December 31,    December 31,   December 31,     Unaudited       Unaudited
                                          1998            1998            1998           1998          Pro forma       Pro forma
                                       As reported     As reported     As reported    As reported     Adjustments       Combined
Operating revenues                     $177,552,961    $19,385,368     $23,021,510    $40,943,157                     $260,902,996
                                       ------------    -----------     -----------    -----------                     ------------
Operating expenses
  Purchased transportation               77,372,214      8,580,476                      2,014,620                       87,967,310
  Salaries, wages and benefits           40,670,008      3,596,028       8,279,341     17,625,589         42,000 (k)    70,212,966
  Fuel                                   12,931,732      1,753,569       3,490,558      5,984,624                       24,160,483
  Operating supplies and expenses        22,409,300      1,260,544       4,429,269      4,849,080                       32,948,193
  Lease expense revenue equipment                                        1,688,878                                       1,688,878
  Insurance                               2,844,739        803,679         522,926        962,441                        5,133,785
  Depreciation and amortization
    expense                               7,518,485      1,071,975       2,765,451      5,817,685        677,704 (f)    18,356,663
                                                                                                         505,363 (g)
  General and administrative expense      4,914,383        336,016         331,687        342,206                        5,924,292
                                       ------------    -----------     -----------    -----------                     ------------
    Total operating expenses            168,660,861     17,402,287      21,508,110     37,596,245                      246,392,570
                                       ------------    -----------     -----------    -----------                     ------------
    Operating income                      8,892,100      1,983,081       1,513,400      3,346,912                       14,510,426
Other (income) expense                                                                   (336,685)        91,093 (m)      (245,592)
Interest expense                          4,310,359        377,267         572,613      2,515,342        824,000 (h)     8,356,667
                                                                                                        (242,914)(m)
                                       ------------    -----------     -----------    -----------                     ------------

  Income before taxes                     4,581,741      1,605,814         940,787      1,168,255                        6,399,351
  Income tax expense (benefit)           (7,114,000)                       338,303        (64,268)     1,250,657 (i)    (5,589,308)
                                       ------------    -----------     -----------    -----------                     ------------
     Net income                        $ 11,695,741    $ 1,605,814     $   602,484    $ 1,232,523                     $ 11,988,659
                                       ============    ===========     ===========    ===========                     ============
Earnings per share -- basic            $       0.52                                                                   $       0.42
                                       ============                                                                   ============
Earnings per share -- diluted          $       0.49                                                                   $       0.41
                                       ============                                                                   ============
Weighted average shares
  outstanding -- basic                   22,391,142                                                    5,207,501 (j)    27,598,643
                                       ============                                                                   ============
Weighted average shares
  outstanding -- diluted                 23,646,073                                                    5,207,501 (j)    28,853,574
                                       ============                                                                   ============

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


1.  ACQUISITIONS

    On July 19, 1999 Transit Group, Inc. (the "Company") completed the acquisition of R&M Enterprises, Inc. and Williams Truck Brokers, Inc. (collectively "R&M Enterprises"). R&M Enterprises, Inc. is a Nebraska corporation engaged in the short and long haul transportation services business. Williams Truck Brokers, Inc. is a Nebraska corporation whose business consists of arranging the shipment of goods for a variety of shippers utilizing unrelated transportation companies. The R&M Enterprises balances reported in the pro forma financial statements include R&M Enterprises, Inc. and Williams Truck Brokers, Inc. The purchase agreement provided for an aggregate cash consideration of $1.4 million and 1,215,000 shares of the Company's restricted common stock. The purchase price has been preliminarily allocated to the assets and liabilities acquired based on their estimated fair value. The excess of purchase price over the estimated fair value of the net assets acquired will be recorded as goodwill and amortized over a 40-year period.

    On July 30, 1999 the Company completed the acquisitions of MDR Cartage, Inc and BF Transportation, Inc.. (collectively "MDR"). MDR Cartage, Inc. is an Arkansas corporation engaged in the short and long haul transportation services business. BF Transportation, Inc. is an Arkansas corporation engaged in the leasing of tractors to MDR Cartage, Inc. The MDR balances reported in the pro forma financial statements include MDR Cartage, Inc. and BF Transportation, Inc. The purchase agreement provided for an aggregate cash consideration of $1.8 million and 2,450,000 shares of the Company's restricted common stock. The purchase price has been preliminarily allocated to the assets and liabilities acquired based on their estimated fair value. The excess of purchase price over the estimated fair value of the net assets acquired will be recorded as goodwill and amortized over a 40-year period.

    On July 30, 1999 the Company completed the acquisitions of Bestway Trucking, Inc., Connection One Trucking LLC and DLS Leasing, Inc. (collectively "Bestway"). Bestway Trucking, Inc. is an Indiana corporation engaged in dry van transportation and logistics services. Connection One Trucking LLC, an Indiana partnership, and DLS Leasing, Inc., an Indiana corporation, are both primarily engaged in the leasing of tractors and trailers to Bestway Trucking, Inc. The Bestway balances reported in the pro forma financial statements include Bestway Trucking, Inc., Connection One Trucking LLC and DLS Leasing, Inc. The purchase agreement provided for an aggregate cash consideration of $6.8 million and 1,500,000 shares of the Company's restricted common stock. The purchase price has been preliminarily allocated to the assets and liabilities acquired based on their estimated fair value. The excess of purchase price over the estimated fair value of the net assets acquired will be recorded as goodwill and amortized over a 40-year period.

2.  EXPLANATIONS OF PRO FORMA FINANCIAL STATEMENTS AND RELATED ADJUSTMENTS

    The pro forma combined statement of operations for the year ended December 31,1998 and six months ended June 30, 1999 gives effect to the acquisitions of R&M Enterprises, MDR and Bestway as if such events had occurred at the beginning of the period. The pro forma unaudited combined balance at June 30, 1999 reflects the acquisitions of R&M Enterprises, MDR and Bestway as if such events had occurred on that date. The pro forma combined financial data, based on facts and circumstances existing on July 19, 1999 for R&M Enterprises and July 30, 1999 for MDR and Bestway may not be indicative of the results that actually would have occurred if the transactions and adjustments described in the following notes had occurred on the dates assumed and does not project the Company's financial position or results of operations at any future date. The pro forma combined financial data should be read in conjunction with the reports of independent accountants, the Company's current report on Form 10-K and Form 10-Q dated March 31, 1999 and August 16, 1999, respectively, related to the Company's consolidated financial statements for the year ended December 31, 1998 and six months ended June 30, 1999, and the Company's current reports on Form 8-K dated as of July 30, 1999 and Form 8-K/A dated as of October 4, 1999 related to the acquisition of R&M Enterprises and the current report on Form 8-K dated as of August 9, 1999 related to the acquisitions of MDR and Bestway.

  a. R&M Enterprises, BF Transportation and DLS Leasing were organized as S-corporations and were exempt from federal and state taxation. Connection One is a partnership and its income is taxed to its partners. All were converted to C-corporations upon acquisition by the Company. The pro forma adjustments reflect the deferred taxes arising from differences between the book and tax bases of R&M Enterprises, BF Transportation, DLS Leasing and Connection One as if they were C-corporations on June 30, 1999.

  b. Amount represents the adjustment to fair market value of fixed assets acquired from R&M Enterprises, MDR and Bestway.

  c. Amount reflects the increase in goodwill related to the acquisition of R&M Enterprises, MDR and Bestway to be amortized over 40 years.

  d. Amount represents the additional debt associated with cash consideration paid plus professional fees associated with the acquisition of R&M Enterprises, MDR and Bestway.

  e. Amount represents the elimination of the historical pre-acquisition stockholders' equity of R&M Enterprises, MDR and Bestway and the effect of the stock consideration paid.

  f. Amount represents the adjustments to depreciation expense for adoption of the Company's depreciation policy related to property, equipment and capitalized leases and the adjustment of fixed assets to fair value.

  g. Amount represents additional goodwill amortization resulting from the purchase of R&M Enterprises, MDR and Bestway by the Company.

  h. Amount represents additional interest expense associated with the financing of cash consideration paid to R&M Enterprises, MDR and Bestway shareholders.

  i. Amount reflects the estimated income tax effect of pro forma adjustments and the conversion of R&M Enterprises, BF Transportation and DLS Leasing from an S-corporation to a C-corporation and Connection One from a partnership to a C-corporation.

  j. Amount represents issuance of 5,207,501 shares of the Company's common stock in conjunction with the purchase of R&M Enterprises, MDR and Bestway.

  k. Amount represents changes in the former owners compensation as a result of the sale of MDR and Bestway to the Company.

  l. Amount represents the elimination of the unrealized loss on investments held for trading. Additionally, an adjustment has been made to reflect the sale of these investments and use of the proceeds to reduce acquisition debt.

  m. Amount represents the reduction of debt through the use of available cash and cash equivalents. Furthermore, an adjustment was made to reduce the associated interest income and interest expense.